Exhibit 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Timothy B. Page, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of CAI International, Inc. on Form 10-K for the fiscal year ended December 31, 2013 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents in all material respects the financial condition and results of operations of CAI International, Inc. for the period covered by the Report.

Date: February 28, 2014

By:	/s/ TIMOTHY B. PAGE
Timothy B. Page
Chief Financial Officer